EXHIBIT 21

Subsidiary	Jurisdiction of Formation
United States:

Addison Concessions, Inc.	Delaware
American Snack & Beverage, Inc.	Florida
ARAMARK American Food Services, Inc.	Ohio
ARAMARK Asia Management, LLC	Delaware
ARAMARK Aviation Services Limited Partnership	Delaware
ARAMARK Business Dining Services of Texas, Inc.	Texas
ARAMARK Campus, Inc.	Delaware
ARAMARK Capital Asset Services, Inc.	Wisconsin
ARAMARK Cleanroom Services, Inc.	Delaware
ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware
ARAMARK Clinical Technology Services, Inc.	Delaware
ARAMARK Concessions Services Joint Venture	Texas
ARAMARK Confection Corporation	Delaware
ARAMARK Consumer Discount Company	Pennsylvania
ARAMARK Correctional Services, Inc.	Delaware
ARAMARK CTS, LLC	Delaware
ARAMARK Distribution Services, Inc.	Illinois
ARAMARK Educational Group, Inc.	Delaware
ARAMARK Educational Services of Texas, Inc.	Texas
ARAMARK Educational Services of Vermont, Inc.	Vermont
ARAMARK Educational Services, Inc.	Delaware
ARAMARK Engineering Associates, LLC	Delaware
ARAMARK Entertainment, Inc.	Delaware
ARAMARK Executive Management Services USA, Inc.	Delaware
ARAMARK Facilities Management, Inc.	Delaware
ARAMARK Facility Management Corporation of Iowa	Iowa
ARAMARK Facility Services, Inc.	Maryland
ARAMARK FHC Business Services, LLC	Delaware
ARAMARK FHC Campus Services, LLC	Delaware
ARAMARK FHC Correctional Services, LLC	Delaware
ARAMARK FHC Healthcare Support Services, LLC	Delaware
ARAMARK FHC Kansas, Inc.	Kansas
ARAMARK FHC Refreshment Services, LLC	Delaware
ARAMARK FHC School Support Services, LLC	Delaware
ARAMARK FHC Services, LLC	Delaware
ARAMARK FHC Sports and Entertainment Services, LLC	Delaware
ARAMARK FHC, LLC	Delaware
ARAMARK Food and Support Services Group, Inc.	Delaware
ARAMARK Food Service Corporation	Delaware
ARAMARK Food Service Corporation of Kansas	Kansas
ARAMARK Food Service Corporation of Texas	Texas
ARAMARK FSM, LLC	Delaware
ARAMARK Healthcare Support Services of Texas, Inc.	Texas
ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware
ARAMARK Healthcare Support Services, Inc.	Delaware
AAMARK India Holdings LLC	Delaware
ARAMARK Industrial Services, Inc.	Delaware
ARAMARK Japan, Inc.	Delaware
ARAMARK Kitty Hawk, Inc.	Idaho
ARAMARK Lakewood Associates	Georgia
ARAMARK Management Services Limited Partnership	Delaware

ARAMARK Marketing Services Group, Inc.	Delaware
ARAMARK Organizational Services, Inc.	Delaware
ARAMARK RAV, Inc.	Delaware
ARAMARK RBI, Inc.	Delaware
ARAMARK Receivables LLC	Delaware
ARAMARK Refreshment Services, Inc.	Delaware
ARAMARK Schools, Inc.	Delaware
ARAMARK SCM, Inc.	Delaware
ARAMARK Senior Living Services, LLC	Delaware
ARAMARK Senior Notes Company	Delaware
ARAMARK Services Management of HI, Inc.	Hawaii
ARAMARK Services Management of IL, Inc.	Illinois
ARAMARK Services Management of MI, Inc.	Michigan
ARAMARK Services Management of NJ, Inc.	New Jersey
ARAMARK Services Management of OH, Inc.	Ohio
ARAMARK Services Management of SC, Inc.	South Carolina
ARAMARK Services Management of WI, Inc.	Wisconsin
ARAMARK Services of Kansas, Inc.	Kansas
ARAMARK Services of Puerto Rico, Inc.	Delaware
ARAMARK Services, Inc.	Delaware
ARAMARK SM Management Services, Inc.	Delaware
ARAMARK SMMS LLC	Delaware
ARAMARK SMMS Real Estate LLC	Delaware
ARAMARK Sports and Entertainment Group, Inc.	Delaware
ARAMARK Sports and Entertainment Services, Inc.	Delaware
ARAMARK Sports and Entertainment Services of Texas, Inc.	Texas
ARAMARK Sports and Entertainment Services, Inc./Martin’s Stadium, Inc. Joint Venture	Maryland
ARAMARK Sports and Entertainment Services, Inc./Quality Concessions Joint Venture	Texas
ARAMARK Sports Facilities, LLC	Delaware
ARAMARK Sports, Inc.	Delaware
ARAMARK Summer Games 1996, Inc.	Delaware
ARAMARK U.S. Offshore Services, Inc.	Delaware
ARAMARK Uniform & Career Apparel Group, Inc.	Delaware
ARAMARK Uniform & Career Apparel, Inc. Alt. Names: Uniform Services; Wearguard-Crest	Delaware
ARAMARK Uniform Manufacturing Company	Delaware
ARAMARK Uniform Services (Matchpoint) LLC	Delaware
ARAMARK Uniform Services (Midwest) LLC	Delaware
ARAMARK Uniform Services (North Carolina) LLC	Delaware
ARAMARK Uniform Services (Pittsburgh) LLC	Delaware
ARAMARK Uniform Services (Rochester) LLC	Delaware
ARAMARK Uniform Services (Santa Ana) LLC	Delaware
ARAMARK Uniform Services (Syracuse) LLC	Delaware
ARAMARK Uniform Services (West Adams) LLC	Delaware
ARAMARK Venue Services, Inc.	Delaware
ARAMARK-Gourmet Atlanta, LLC	Georgia
ARAMARK-Gourmet DPS, LLC	Michigan
ARAMARK-Jay Concessions of St. Louis	Missouri
ARAMARK-SFS Healthcare J.V., L.L.C.	Delaware
ARAMARK/Boston Concessions Joint Venture	Massachusetts
ARAMARK/Giacometti Joint Venture	Oregon
ARAMARK/Gourmet FSU, LLC	North Carolina
ARAMARK/Gourmet WSSU, LLC	North Carolina
ARAMARK/GM Joint Venture	Pennsylvania
ARAMARK/HMS Company	Delaware
ARAMARK/Jackmont, LLC.	Georgia

ARAMARK/Martin’s Class Act Joint Venture	Maryland
ARAMARK/Martin’s Stadium Concession Services J.V.	Maryland
ARAMARK/Outback Restaurant Services Joint Venture	Pennsylvania
ARAMARK/SFS Joint Venture	Delaware
Centrum Food & Beverage Partnership	Pennsylvania
D.G. Maren II, Inc.	Delaware
Delsac VIII, Inc.	Delaware
Doyon/ARAMARK Denali National Park Concessions Joint Venture	Alaska
Fine Host Holdings, LLC	Delaware
Galls, an ARAMARK Company, LLC	Delaware
Glacier Bay National Park and Preserve Concessions, LLC	Alaska
Gourmet ARAMARK Services, LLC	Delaware
Harrison Conference Associates, Inc.	Delaware
Harrison Conference Center of Glen Cove, Inc.	New York
Harrison Conference Center of Lake Bluff, Inc.	Illinois
Harrison Conference Services of Massachusetts, Inc.	Massachusetts
Harrison Conference Services of North Carolina, Inc.	North Carolina
Harrison Conference Services of Princeton, Inc.	New Jersey
Harrison Conference Services of Wellesley, Inc.	Massachusetts
Harry M. Stevens, Inc.	New York
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
Kowalski-Dickow Associates, Inc.	Wisconsin
L&N Uniform Supply Co., Inc.	California
Lake Tahoe Cruises, Inc.	California
Landy Textile Rental Services, Inc.	Pennsylvania
MyAssistant, Inc.	Pennsylvania
Ogden-J. LLC	Michigan
Paradise Hornblower, LLC	California
Philadelphia Ballpark Concessions Joint Venture	Pennsylvania
Restaura, Inc.	Michigan
SeamlessWeb Professional Solutions, Inc.	Delaware
Shoreline Operating Company, Inc.	California
SMG *	Pennsylvania
Tahoe Rocket LP	California
Tarrant County Concessions, LLC	Texas
The ARAMARK Foundation	Pennsylvania
The Menu Marketing Group, Inc.	Delaware
Travel Systems, Ltd.	Nevada

INTERNATIONAL:

933291 N.W.T. Ltd.	Canada
AIM Services Co. Ltd.	Japan
ARA Catering and Vending Services Limited	United Kingdom
ARA Coffee Club Limited	United Kingdom
ARA Coffee System Limited	United Kingdom
ARA Food Services Limited	United Kingdom
ARA Marketing Services Limited	United Kingdom
ARA Offshore Service Limited	Scotland
ARAKOR Co. Ltd.	Korea
ARAMARK (Asia) Pte Limited	Singapore
ARAMARK (BVI) Limited	British Virgin Islands
ARAMARK Airport Services Limited	United Kingdom
ARAMARK B.V.	Netherlands
ARAMARK Beverages Limited	United Kingdom
ARAMARK Brasil Ltda.	Brazil
ARAMARK Canada Facility Services Ltd.	Canada
ARAMARK Canada Recycling Services Ltd.	Canada

ARAMARK Canada, Ltd.	Canada
ARAMARK Canadian Investments, Inc.	Canada
ARAMARK Catering Limited	United Kingdom
ARAMARK Cleaning S.A.	Belgium
ARAMARK Entertainment Services (Canada), Inc.	Canada
ARAMARK Equatorial Guinea, Inc.	Equatorial Guinea
ARAMARK GmbH	Germany
ARAMARK Holdings GmbH & Co. KG	Germany
ARAMARK Holdings Ltd.	United Kingdom
ARAMARK Investments BV	Amsterdam
ARAMARK Investments Limited	United Kingdom
ARAMARK Ireland Holdings Limited	Ireland
ARAMARK Kazakhstan LLC	United Kingdom
ARAMARK Limited	United Kingdom
ARAMARK Management GmbH	Germany
ARAMARK Manning Services Limited	United Kingdom
ARAMARK Management Services of Canada, Inc.	Canada
ARAMARK Mexico, S.A. de C.V.	Mexico
ARAMARK Monclova Distribution Company S. de R.L. de C.V.	Mexico
ARAMARK Monclova Manufacturing de Mexico, S.A. de C.V.	Mexico
ARAMARK Monclova Services Company S. de R.L. de C.V.	Mexico
ARAMARK Partnership Limited	United Kingdom
ARAMARK Quebec, Inc.	Canada
ARAMARK Restaurations GmbH	Germany
ARAMARK S.A.	Belgium
ARAMARK S.A. de C.V.	Mexico
ARAMARK S.R.O.	Czech Republic
ARAMARK SARL	Luxembourg
ARAMARK Services of Canada, Inc.	Canada
ARAMARK Services SA	Belgium
ARAMARK Servicios de Catering, S.L.	Spain
ARAMARK Servicios Industriales, S. de R.L. de C.V.	Mexico
ARAMARK Servicios Integrales, S.A.	Spain
ARAMARK Skolni Jidelni, S.R.O.	Czech Republic
ARAMARK Slovak Republic S.R.O.	Slovak Republic
ARAMARK Szolgaltato Es Kereskedelmi KFT	Hungary
ARAMARK Trustees Limited	United Kingdom
ARAMARK Uniform Holding de Mexico, S.A. de C.V.	Mexico
ARAMARK Uniform Manufacturing Mexico, S.A. de C.V	Mexico
ARAMARK Uniform Services Japan Corporation	Japan
ARAMARK Uniform Services (Canada) Ltd.	Ontario
ARAMARK Worldwide Investments Limited	United Kingdom
ARAMARK/Dasko Restaurant and Catering Services S.A.	Greece
ARAMONT Company Ltd.	Bermuda
Beijing Golden Collar Company Limited	China
Beijing Golden Hours Company Limited	China
Bright China Service Industries (China) Co., Ltd.	China
Bright China Service Industries Ltd.	Hong Kong
Campbell Catering Holdings Limited	Ireland
Campbell Catering Limited	United Kingdom
Campbell Catering Ltd.	Ireland
Campbell Catering Services	Ireland
Campbell Catering (Belfast) Ltd.	Ireland
Campbell Catering (N.I.) Ltd.	Northern Ireland
Caterwise Alliance Limited	United Kingdom
Caterwise Food Services Limited	United Kingdom
Central de Abastecimiento Limitada	Chile
Central de Multiservicios S.R.L.	Argentina
Central de Restaurantes ARAMARK Limitada	Chile

Central de Restaurantes Multiservicios Limitada	Chile
Central de Restaurantes Peru, S.A.C.	Peru
Central de Restaurantes S.R.L.	Argentina
Centrapal S.R.L.	Argentina
Complete Purchasing Services, Inc.	Canada
Distributor JV Limited	British Virgin Islands
Effective Partnerships Limited	United Kingdom
Food JV Limited	British Virgin Islands
Galls Europe Limited	United Kingdom
Hunters Catering Partnership Limited	United Kingdom
Instituto ICS S.A.	Chile
Inversiones ARAMARK Chile Limitada	Chile
Inversiones Centralcorp Ltda.	Chile
Inversiones en Aseo y Mantenimento S.A	Chile
Inversiones Palm S.A.	Chile
Multiser S.A.	Chile
Nissho Linen	Japan
Premier Partnership (Catering) Limited	United Kingdom
Quingdao Golden Collar Management Company Limited	China
Ragelite Limited	Ireland
Rescot Catering S.L.	Spain
Restauracion Colectiva S.A.	Spain
SeamlessWeb UK Limited	United Kingdom
Seguricorp S.A.	Chile
Seguricorp Servicios S.A.	Chile
Seguricorp Gastronomicos Ltda.	Chile
Services D’Entretrien ARAMARK Quebec, Inc.	Canada
Shanghai Golden Collar Company Limited	China
Shenzhen Golden Collar Management Company Limited	China
Stuart Cabeldu Catering Limited	United Kingdom
Travers Food Service Ltd.	Canada
Thwaites & Matthews (1980) Ltd.	United Kingdom

*	Not all subsidiaries of joint ventures are listed